Exhibit 10.57

ASSIGNMENT AGREEMENT

This Assignment Agreement, dated as of April 15, 2004 (this “Agreement”), is made by and between Assured Guaranty Re Overseas Ltd. (formerly known as ACE Capital Re Overseas Ltd., formerly known as ACE Capital Re Bermuda Ltd.) (“AGRO”), ACE Bermuda Insurance Ltd. (“ACE Bermuda”) and ACE Capital Title Reinsurance Company (formerly known as Capital Title Reinsurance Company) (“ACE Title”).

RECITALS

WHEREAS, AGRO has executed and delivered that certain Amended and Restated Guaranty, effective as of February 15, 2000 (the “Guaranty”), for the benefit of ACE Title; and

WHEREAS, AGRO desires to assign, transfer and novate all of its past, present and future right, title, interest and obligations in, to and under the Guaranty to ACE Bermuda as set forth in this Agreement; and

WHEREAS, ACE Bermuda desires to accept all of the AGRO’s past, present and future right, title, interest and obligations in, to and under the Guaranty as set forth in this Agreement; and

WHEREAS, ACE Title desires to consent to the assignment, transfer and novation referred to above and to release AGRO from liability under the Guaranty.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.               Effective as of the date hereof:

(i)                                     AGRO hereby assigns, transfers and novates all of its past, present and future right, title and interest in the Guaranty to ACE Bermuda;

(ii)                                  AGRO hereby assigns, transfers and novates all of its past, present and future obligations which arise out of, relate to, or are in any way connected with, the Guaranty to ACE Bermuda;

(iii)                               ACE Bermuda hereby accepts each assignment, transfer and novation referred to in the immediately preceding clauses (i) and (ii) and assumes all of the liabilities and obligations (whether past, present or future) with respect to the foregoing;

(iv)                              ACE Bermuda shall be the “Parent” for all purposes under the Guaranty; and

(v)                                 ACE Title hereby acknowledges and consents to each assignment, transfer and novation referred to in clauses (i) and (ii) of this Paragraph 1.

2.                                       In furtherance of the foregoing, (a) ACE Title hereby releases AGRO from any and all past, present or future liability or obligation with respect to the Guaranty (b) ACE Bermuda and AGRO acknowledge and agree that AGRO has no past, present or future liability or obligation with respect to the Guaranty and (c) ACE Bermuda hereby agrees to indemnify and hold AGRO harmless against any such liability or obligation arising out of, related to, or in any way connected with the Guaranty.

3.                                       Except as expressly set forth herein and amended hereby, the Guaranty shall remain in full force and effect.

4.                                       This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules thereof.

5.                                       Each of AGRO and ACE Bermuda shall, at its own cost and expense, execute and do all such deeds, documents, acts and things as the other party may from time to time reasonably request as may be necessary to give full effect to this Agreement.

6.                                       This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

[The next page is the signature page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

ASSURED GUARANTY RE OVERSEAS LTD.

By:
Name:
Title:

ACE BERMUDA INSURANCE LTD.

By:
Name:
Title:

ACE CAPITAL TITLE REINSURANCE COMPANY

By:
Name:
Title: